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                                                                 EXHIBIT 10.14



Registered                                                         Registered

No. 1                                                             $850,000.00


                            UNITED STATES OF AMERICA
                               STATE OF NEBRASKA

                     NEBRASKA INVESTMENT FINANCE AUTHORITY
                      INDUSTRIAL DEVELOPMENT REVENUE BOND
                    (TRANSCRYPT INTERNATIONAL, LTD. PROJECT)
                                  Series 1994

              Maturity Date             Interest Rate            Bond Date
              -------------             -------------            ---------
            January 15, 2004                6.25%                January 15, 1994

REGISTERED HOLDER:                Security National Bank
                                  P.O. Box 348
                                  Superior, NE  68978


PRINCIPAL AMOUNT:         Eight Hundred Fifty Thousand and No/Hundredths
                          Dollars ($850,000.00)

NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE ISSUER OR THE STATE OF NEBRASKA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, PURCHASE PRICE OF OR INTEREST ON THIS BOND. THE ISSUER HAS NO TAXING POWER. THE BONDS ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM AMOUNTS PLEDGED THEREFOR PURSUANT TO THE INDENTURE.
NEITHER THE STATE, NOR ANY POLITICAL SUBDIVISION THEREOF, NOR ISSUER SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF THE BONDS OR THE INTEREST THEREON OR OTHER COSTS INCIDENT THERETO EXCEPT FORM THE REVENUES AND MONEYS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENTAL THERETO.


                 The Nebraska Investment Finance Authority (the "Issuer"),





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organized and existing under and by virtue of the laws of the State of
Nebraska, for value received hereby promises to pay, solely from the source and as hereinafter provided, to the Registered Holder identified above, or registered assigns, on the Maturity Date identified above (or earlier as hereinafter referred to), the Principal Amount identified above, upon presentation and surrender hereof at the office of the Trustee, Paying Agent and Bond Registrar, Norwest Bank Nebraska, N.A., Omaha, Nebraska (the "Trustee"), and in like manner to pay solely from said source interest (computed on the basis of a 360-day year of twelve 30-day months) on said principal sum at the Interest Rate identified above from the Bond Date identified above or from the most recent date to which interest has been paid, payable quarterly on April 15, 1994 and on each July 15, October 15, January 15 and April 15 thereafter until payment in full of such principal amount. Except with respect to interest not punctually paid, the interest on this Bond will be paid by check or draft mailed to the Registered Holder in whose name this Bond is registered at the close of business on the fifteenth calendar day (whether or not a business day), next preceding the applicable interest payment date at his address as it appears on such bond registration books. The principal of this Bond and the interest hereon are payable in any coin or currency of the United States of America which on the respective dates of payment is legal tender for the payment of public and private debts.

                 This Bond is one of a series designated Nebraska Investment Finance Authority Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project), Series 1994, aggregating Eight Hundred Fifty Thousand Dollars ($850,000) (the "Series 1994 Bonds") in principal amount which have been issued pursuant to Sections 58-201 et. seq. of the Reissue Revised Statutes of Nebraska, as amended and supplemented (the "Act") and under and pursuant to a Resolution adopted by the Issuer (the "Resolution") and a Trust Indenture between the Issuer and Trustee dated January 15, 1994 ("Indenture"). This Bond does not represent a debt or pledge of the faith or credit of the Issuer or grant to the Registered Holder of this Bond any right to have the Issuer levy any taxes or appropriate any funds for the payment of the principal hereof or the interest hereon nor is this Bond a general obligation of the Issuer or the individual officials, officers, members, directors, employees or agents thereof. The Issuer has no taxing power. This Bond is payable solely and only out of the rentals,





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revenues and other income, charges and monies to be produced and received with respect to the Project (as defined in the Indenture), specifically including, but not limited to, payment of principal and interest to the Issuer by the Company pursuant to the Promissory Note of the Company executed pursuant to the Loan Agreement (as defined in the Indenture), and from other sources as provided in the Loan Agreement. Principal and Interest payments sufficient for the prompt payment when due of the principal and interest on this Bond are to be paid to the Trustee for payment to the registered owner by the Company for the account of the Issuer. All such payments have been duly pledged for that purpose and, in addition, the rights of the Issuer excluding certain rights to payment of fees, expenses and indemnifications under the Loan Agreement have been assigned to secure the payment of such principal and interest.

                 No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon or upon any obligation, covenant or agreement contained in the Resolution, or the Indenture against any past, present or future officer, director, employee, member or agent of the Issuer, or any officer, director, member, agent, employee or trustee of any successor, as such, either directly or through the Issuer or any successor, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officer, director, agent, employee or member as such is hereby expressly waived and released as a condition of and in consideration of the issuance of this Bond.

                 It is hereby certified and recited that the Issuer has found, as set out in its Resolution: that the Project is an eligible "project" as defined in the Act; that the issuance of this Bond and the loan to finance the acquisition of the Project will promote the public purposes of the Act by, among other things, the promotion of employment and prosperity of residents of the City of Lincoln and the State of Nebraska; that all acts, conditions and things required to be done precedent to and in the issuance of this Bond have been properly done, have happened and have been performed in regular and due time, form and manner as required by law; and, that this Bond does not constitute a debt of the Issuer within the meaning of any constitutional or statutory limitations.

                 This Bond is transferable, as provided in the Trust





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Indenture, only upon the books of the Issuer kept for that purpose at the office of the Trustee by the Registered Holder hereof in person, or by his duly authorized attorney, upon surrender of this Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the Registered Holder or his duly authorized attorney, and together with an Investment Letter in form and substance acceptable to the Issuer executed by the person or persons to whom the Bonds shall be transferred, and thereupon a new registered Bond or Bonds in the same aggregate principal amounts shall be issued to the transferee in exchange therefor as provided in the Trust Indenture, and upon payment of the charges therein prescribed. The Issuer, the Trustee and any Paying Agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and interest due hereon and for all other purposes.

                 The Bonds are issuable in the form of registered Bonds without coupons. Subject to such conditions and upon the payment of such charges provided in the Trust Indenture, the owner of any registered Bond or Bonds may surrender the same (together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or his duly authorized attorney), in exchange for an equal aggregate principal amount of registered Bonds of any other authorized denominations.


                 The Bonds shall bear interest at a Tax Equivalent Rate of Eight and One/Fourth percent (8.25%) per annum upon a Determination of Taxability from and after the Taxable Date, as defined and provided in the Trust Indenture.

                 At the option of the Company, the Bonds shall be subject to redemption in whole or in part at any time (and in the event that less than all of the Bonds of a maturity are called for redemption, the particular Bonds of such maturity to be redeemed shall be selected by lot by the Trustee), upon notice mailed to the owner of each Bond not less than 30 days prior to the date fixed for redemption, as provided in the Indenture, at the following redemption prices plus accrued interest thereon to the date of such redemption.





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
                                                                       Redemption Price
                                                                         (expressed as
         Redemption Date                                               percentage of par)
         ---------------                                               ------------------
January 15, 1994 through January 14, 1997                                    103%
January 15, 1997 through January 14, 2000                                    102%
January 15, 2000 and therafter                                               101%

                 The Bonds are also subject to mandatory redemption pursuant to the Indenture in the event of damage or destruction of the Project by casualty, in the event of a condemnation of the Project, and to the extent monies in the Acquisition Fund are not expended prior to the Completion Date (as defined in the Indenture).

                 The Bonds of the issue of which this Bond is one are payable upon redemption at the above-mentioned office of the Paying Agent. Notice of redemption setting forth the place of payment shall be mailed as provided in the Trust Indenture. If notice of redemption shall have been mailed and published as aforesaid, the Bonds or portions thereof specified in said notice shall become due and payable on the redemption date therein fixed, and if, on the redemption date, moneys for the redemption of all the Bonds and portions thereof to be redeemed, together with interest to the redemption date, shall be available for such payment on said date, then from and after the redemption date interest on such bonds or portions thereof so called for redemption shall cease to accrue and be payable.

                 It is hereby certified and recited that all conditions, acts and things required by law and the Resolution to exist, to have happened and to have been performed precedent to and in the issuance of this Bond, exist, have happened and have been performed and that the issue of this Bond, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by the laws of the State of Nebraska.

                 This Bond shall not be entitled to any benefit under the Resolution or Indenture referred to herein or be valid or become obligatory for any purpose until this Bond shall have been authenticated by the execution by the Trustee of the Certificate of Authentication hereon.

                 IN WITNESS WHEREOF, THE Nebraska Investment Finance





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Authority, has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairperson, its corporate seal or a facsimile thereof to be hereunto affixed, imprinted, engraved or otherwise reproduced, and attested by the manual or facsimile signature of its Executive Director, as of the Bond Date identified above.



                                       The Nebraska Investment Finance
                                       Authority


                                       By:
                                          ---------------------------------
ATTEST:                                   Its Chairperson



______________________________
Executive Director


         ( S  E  A  L )



                         CERTIFICATE OF AUTHENTICATION

                 This Bond is delivered pursuant to the within-mentioned Indenture.

                                       Norwest Bank Nebraska, N.A.,
Date:_____________________             Omaha, Nebraska, Trustee


                                       By:
                                          --------------------------------
                                          Authorized Signature






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                                   ASSIGNMENT

_______________________________________________________________________________
Social Security or Other Identifying Number of Assignee


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


_______________________________________________________________________________
                         (Name and Address of Assignee)

the within Bond, and does hereby irrevocably constitute and appoint ______________________________________ to transfer said Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:_________________________

Signature Guaranteed:______________________________________________


Signature:_________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.





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
                                      Note

$850,000                                                      January 15, 1994


                 FOR VALUE RECEIVED, the undersigned Transcrypt International, Ltd., Lincoln, Nebraska, a Nebraska limited partnership ("Company"), hereby promises to pay to The Nebraska Investment Finance Authority ("Issuer"), or its assigns, at the principal banking office of Norwest Bank Nebraska, N.A., Omaha, Nebraska, the principal sum of Eight Hundred Fifty Thousand Dollars ($850,000).

                 Principal and interest payments on this Promissory Note shall be in the amount necessary to pay principal and interest, as the same fall due, on Issuer's Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project), Series 1994 (the "Series 1994 Bonds"), issued pursuant to a Trust Indenture dated as of January 15, 1994 (the "Indenture"), by and between Issuer and Norwest Bank Nebraska, N.A., Omaha, Nebraska, as Trustee (the "Trustee").

                 Interest on this Note shall be payable on April 15, 1994, and quarterly thereafter on July 15, October 15, January 15 and April 15 of each year. Principal on this Note shall be payable on January 15, 2004 and shall bear interest from the date of this Note at the rate of 6.25% per annum, computed on the basis of a 360 day year consisting of 12 thirty day months.

                 As provided in Section 2.11 of the Indenture, in the Event of a Determination of Taxability, the outstanding principal amount due on the Note shall bear interest at a rate of eight and one/fourth percent (8.25%) per annum from and after the Taxable Date, all as defined in the Indenture.

                 This Note is issued pursuant to and is secured by a Loan Agreement of even date herewith between Company and Issuer (the "Loan Agreement") wherein, among other things, the Issuer has agreed to loan to the Company and the Company has agreed to borrow from the Issuer the proceeds derived by Issuer from the sale of the Series 1994 Bonds. The Bonds are issued pursuant to the Indenture. This Note is also secured by a Deed of Trust and Construction





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Security Agreement from Company to Trustee dated as of the date of the Note.

                 Upon the occurrence of any Event of Default as described in the Loan Agreement, all unpaid principal and interest of this Note may be declared to be forthwith due and payable if and in the manner and with the effect provided in the Loan Agreement. Failure to exercise this right shall not constitute a waiver of the right to exercise the same in the event of any subsequent occurrence of such an event of default. If this Note shall be placed in the hands of an attorney or attorneys for collection, Company agrees to pay in addition to the amount due hereon, the reasonable costs and expenses of collection, including reasonable attorney's fees.

                 Company may prepay the Note in whole or in part at any time, or from time to time at a prepayment price equal to the redemption price for any Series 1994 Bonds. Prepayments shall be applied first to interest, with the remainder to principal. Company shall prepay the Note in full following damage or destruction of the Project if Company elects not to repair or reconstruct the Project as provided in the Indenture or in the event of a taking in condemnation of the Project to the extent it cannot be reasonably replaced or restored as provided in the Loan Agreement and in the Indenture.

                 The liability of Company and of any guarantor of the Note or any successor, assign or personal representative of any of the foregoing to any person or entity under this Note is joint and several, absolute and irrevocable, and shall not be limited to Company's interest in the Project and the Loan Agreement, and any person or entity shall not be required to look exclusively thereto or to the Deed of Trust for payment of all obligations arising out of this Note or any other agreement securing the obligations of the Company or the Series 1994 Bonds.

                 All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

                 Signed as of the 15th day of January, 1994.





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                                       Transcrypt International, Ltd.,
                                       a Nebraska limited partnership

                                       By: Transcrypt International,
                                           Inc., General Partner




                                       By:
                                          -----------------------------
                                            Its Chairman






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                 FOR VALUE RECEIVED, the Nebraska Investment Finance Authority,
hereby assigns all of its right, title and interest in and to the above Promissory Note, dated January 15, 1994, to Norwest Bank Nebraska, N.A., Omaha, Nebraska, as Trustee, or to its successor or successors as Trustee, under that certain Indenture of Trust, dated January 15, 1994, by and between the undersigned and said Trustee. This assignment is made without recourse.

DATED as of January 15, 1994



                                       Nebraska Investment Finance
                                       Authority


                                       By:
                                          --------------------------------
                                            Its Executive Director






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